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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): August 11, 1999

                           SUN HYDRAULICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                     0-21835                    59-2754337
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

      1500 West University Parkway
           Sarasota, Florida                                         34243
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: 941-362-1200

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ITEM 5. OTHER EVENTS.

PRESS RELEASE

         On August 11, 1999, the Company issued the press release attached hereto as Exhibit 99.1 announcing results for the quarter ended July 3, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Businesses Acquired.

            None.

        (b) Pro Forma Financial Information.

            None.

        (c) Exhibits.

     Exhibit
      Number           Exhibit Description
     -------           -------------------

       99.1            Press Release of the Registrant dated August 11, 1999.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SUN HYDRAULICS CORPORATION

                                         By: /s/ Richard J. Dobbyn
                                             ----------------------------------
                                             Richard J. Dobbyn
                                             Chief Financial Officer (Principal
                                             Financial and Accounting Officer)

Dated: August 13, 1999

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                                 EXHIBIT INDEX

     Exhibit
      Number           Exhibit Description
     -------           -------------------

       99.1            Press Release of the Registrant dated August 11, 1999.

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